Exhibit 99.2

Filed by Catalytica Energy Systems, Inc.
Pursuant to Rule 425 under the Securities Act of 1933
and deemed filed pursuant to Rule 14a-12
under the Securities Exchange Act of 1934
Commission File No. 000-31953
Subject Company: Catalytica Energy Systems, Inc

Catalytica Energy Systems & NZ Legacy's Renewable Energy Divisions Propose to Combine to Create RENEGY The Future in Clean, Renewable and Sustainable Energy Production May 2007

Special Note Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements can be identified by the use of words such as "anticipates," "believes," "estimates," "expects," "intends," "may," "plans," "should," "will," and similar words. These statements include, but are not limited to, predictions regarding the prospects and timing associated with consummation of the proposed merger as well as completion of construction and commissioning of the SWMP biomass power plant and its ability to begin producing electrical power in the first half of 2008; the financial effects of the merger, including accretion to earnings and cash flows and the combined company's financial stability; the ability of the combined company to execute future power projects; market opportunity and demand for renewable energy and fuel sources for the biomass plant; successful integration of the combined businesses; management of the SCR-Tech business; prospects for future projects and revenue growth; regeneration capabilities; performance expectations for our products & services; growth prospects; and strategic initiatives relating to our business. Actual results could differ materially from those anticipated in these forward-looking statements as a result of various risks and uncertainties. Factors that might cause actual results to differ include, but are not limited to, the risks set forth in "Risk Factors" in our most recently filed Form 10-KSB and subsequent Forms 10-QSB and the Registration Statement on Form S-4 relating to the Transaction (when it becomes available), filed with the Securities and Exchange Commission, which we encourage you to consult.

Transaction Summary V I S I O N Combine Two Companies Focused on - Clean Energy Production - To become: 1) A leading IPP of renewable energy in the U.S. - Targeting multiple renewable energy projects within the next five years 2) A premier service provider for the coal-fired power generation industry, focused on cost-compelling emissions compliance solutions

Transaction Highlights Accelerates corporate growth Strategically broadens and diversifies CESI's product and service offerings and business risk Access to large and growing renewable energy market, estimated to exceed $225B by 2016 Stronger, more predictable commercial revenues and cash flow through long-term Power Purchase Agreements (PPAs) Accretive to earnings and cash flow per share, expected beginning in 2008 Provides a significantly larger revenue and asset base to realize cost efficiencies Enables greater financial stability and long-term sustainability Opportunity to drive increased shareholder value and liquidity over the long-term Adds new, experienced CEO to lead combined company while retaining current CEO/CFO Combination Results in a Broader, Stronger Cash Generating Business with Significant Growth Potential

Transaction Structure Combine CESI with NZ Legacy's renewable energy divisions Combined company to operate under a new holding company to be called Renegy Holdings, Inc. Renegy issues common shares to existing CESI stockholders and 26,418,334 common shares to Bob Worsley (NZ Legacy owner) in exchange for: Snowflake White Mountain Power (SWMP), LLC (24 MW biomass project) Renegy, LLC (logging company) Renegy Trucking, LLC (trucking company) Combined company will retain SWMP debt of approximately $53 million Upon closing (expected in Q3 2007): Bob Worsley will own 58.5% of Renegy CESI stockholders will own 41.5% of Renegy Renegy issues 17,311,156 warrants to Bob Worsley at $2.34 / share First 1/3 vest upon commissioning of SWMP biomass plant by July 1, 2008 Remaining 2/3 vest upon the commissioning / acquisition of additional renewable energy facilities Merger subject to approval by CESI stockholders and customary closing conditions Post-transaction Board of Directors to include five independent representatives from CESI's current Board and a new appointee expected to come from the renewable energy industry

Robert ("Bob") Worsley Chairman & CEO (NZ Legacy) Rob Zack Chief Financial Officer (CESI) Bill McMahon President, SCR-Tech Scott Higginson SVP Operations (NZ Legacy) Mike Mattes VP Sales & Marketing, SCR-Tech Kevin Lane VP Finance & Controller (CESI) Rich Weinroth Secretary & Corporate Counsel (CESI) Megan Meloni Director, IR & Marketing Communications (CESI) Post-Transaction Management Team

Renegy Renegy Renegy T H E F U T U R E O F C L E A N E N E R G Y Clean Coal Technologies Renewable Energy Projects Projects Projects

L I N E S O F B U S I N E S S Renewable Energy IPP Clean Coal Technologies

Renewable Energy IPP Growth Strategy Create multiple renewable energy projects over a 5-year period to supply clean, renewable and economical power 24 MW SWMP plant under construction provides foothold in the market and foundation for growth Additional opportunities through acquisition, construction, installation and operation Focus: Biomass, Solar and Wind power Future projects will be opportunistic and will seek to: Leverage our renewable energy project expertise, our strong relationships with Southwest utilities and government agencies at State and Federal levels, and access to land Focus on centralized, utility-scale electricity generation Utilize technology proven in commercial-scale operation Secure pre-sold power contracts through secured, long-term PPAs Be debt financed with non-recourse project financing (to the extent feasible) Be close to transmission/distribution lines Have long-term fuel sources secured (for biomass projects) Become a Leading Renewable Energy IPP in the U.S., Ensuring a Future of Sustainable Energy for Generations to Come

Political Instability Iraq war Terrorism and 9/11 fallout Foreign oil dependence - U.S. now imports over 60% Depletion of U.S. fossil fuels and deadlock over new U.S. resource development Venezuela and Sudan political issues Price Instability Escalating and unstable prices for natural gas OPEC fuel supply and volatile gasoline prices New England blackout CA energy crisis Deregulation Lack of natural gas storage Global oil peak production in less than decade Environmental Concerns Global warming / Climate change Greenhouse gases Acid Rain Growing concerns about CO2 and other emissions from coal NOW is the time to focus on renewable energy! Renewable Energy IPP National and World Drivers

Renewable Energy IPP

Significant Market Potential

Catalytica ENERGY SYSTEMS
RENEGY
NZ LEGACY

CNNMoney.com

Renewable energy seen powering half the nation

Industry report says wind, solar could make big contribution to energy supply by 2025, but only if policies change.

By Steve Hargreaves, CNNMoney.com staff writer
May 2 2007: 4:05 PM EDT

NEW YORK (CNNMoney.com) -- Renewable energy could have the capacity to supply up to half the nation's current electricity demand and 40 percent of its transportation fuel demand by 2025, proponents said Tuesday.

In generating electricity, **Wind energy could play the biggest part, having the capacity to supply nearly 40 percent of the renewable power**, according to a report from the American Council On Renewable Energy (ACORE).

Wind is followed by **solar at 26 percent**, Geothermal at 16 percent, **biomass at 16 percent**, and water - including hydro dams, tidal and wave power - at 3.6 percent.



Wind could be the biggest contributor to U.S. alternative power generation according to a new study.

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CLEAN AIR STARTS HERE™

Renewable Energy IPP Significant Market Potential Up to 635 GW of new renewable power capacity could be available in the U.S. by 2025. Source: ACORE (American Council on Renewable Energy March 2007 - Outlook on Renewable Energy in America (www.acore.org) New Renewable Power Capacity (2006 - 2025) New Renewable Power Capacity (2006 - 2025) Gigawatts (GW) Current Renewable Capacity - 99 GW

Market-driven policy In place in 23 states plus DC* Requires utilities to purchase up to 30% of their electricity from renewable sources within the next 10 years Goal: Increased energy sustainability Percentage of renewable power required for purchase increases over time Penalties enforced for non-compliance *Two states, Illinois and Vermont, have set voluntary goals for adopting renewable energy instead of portfolio standards with binding targets. Source: U.S. Dept. of Energy 23 States with Renewable Portfolio Standards (RPS) represent more than 65% of U.S. population Renewable Energy IPP RPS Drives Opportunity RPS Drives Opportunity RPS Drives Opportunity 23 States and DC with RPS*

Generation, and transmission and distribution (T&D) constraints exist today and will continue to grow Traditional solutions will no longer be adequate CO2 emissions are expected to remain an issue and companies are beginning to act independent of government requirements System and Environmental Constraints Customer Needs and Wants Renewable Technology Advances Renewable energy costs continue to decrease and some options are competitive with conventional power generation Performance is more reliable and commercially accepted Utilities want a portfolio of generation plants with fuel diversity to protect themselves from price volatility and supply uncertainty Ratepayers show overwhelming support for modest cost increases to pay for renewable energy Renewable Energy IPP Other Factors Driving the Opportunity

Renewable Energy IPP

24 MW Biomass Plant

Catalytica Energy Systems

RENEGY NZ LEGACY

- Located at site of Abitibi paper mill (Abitibi - Largest Newsprint Manufacturer in the World)
- PPAs secured with APS & SRP – entire power output pre-sold for 20 years!
- Transmission lines close to facility
- Fuel secured
  - 3 years of fuel will be stored prior to start-up (270,000 tons of wood fuel stored to date)
  - 50% from paper mill sludge (Abitibi)
  - 50% woody waste material from Federal lands and waste generated by Renegy's and other sawmills
- Financing secured
  - $53 MM non-recourse debt financing
    - $40 MM tax-free IDBs
    - $13 MM term loan with 18-year amortization schedule
- Capital equipment contracted
- Operating agreement and lease secured – 20 years
- Operational 1H 2008 (projected)







SWMP Plant Under Construction
Snowflake, AZ

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CLEAN AIR STARTS HERE™

Renewable Energy IPP Multiple Projects in the Pipeline Additional biomass opportunities New facilities as well as acquisition opportunities In discussions regarding the following near-term prospects: Biomass plant acquisition opportunity in the Northeast New facility opportunities in Arizona, the Northeast, and British Columbia Other opportunities being explored in California, the Midwest and Southeast Concentrating solar power opportunities Wind opportunities Anaerobic digester opportunities More than 20 Additional Projects have been Identified to Date

Source: Energy Atlas - Solar Energy for Arizona Site Renewable Energy IPP Ideal Solar Resource The solar resource is some of the best in the U.S. and results in 6.1 - 6.5 kWh/m2/day of annual average insolation

Renewable Energy IPP Summary Targeting a rapidly developing renewable energy market, estimated to grow from $55 billion in 2007 to more than $225 billion by 2016 Well positioned to capitalize on near-term revenue opportunities and accelerate growth SWMP plant provides strong foothold in the renewable energy market Long-term PPAs with leading utility companies provide stable financial platform Multiple additional near-term project opportunities identified and in discussions Experienced CEO with in-depth knowledge of the renewable energy market, established industry contacts, and strong relationships with Southwest utilities and with Federal and State government agencies Access to land in the Southwest ideally suited for future solar and wind projects Strong, predictable long-term revenues and cash flow expected beginning in 2008 Solid vision to become a leading renewable energy IPP in the U.S.

L I N E S O F B U S I N E S S Renewable Energy IPP Clean Coal Technologies

Clean Coal Technologies SCR-Tech Headquarters, plant & warehousing facilities - Charlotte, NC Leader in cleaning, rejuvenation and regeneration of SCR catalyst Catalyst management & consulting services Optimize SCR system operation Achieve NOx compliance at lower costs Acquired in February 2004 Acquired in February 2004 Acquired in February 2004 Acquired in February 2004 Acquired in February 2004 Acquired in February 2004 Acquired in February 2004 Acquired in February 2004 Acquired in February 2004 Acquired in February 2004 Acquired in February 2004 Acquired in February 2004 Acquired in February 2004

Clean Coal Technologies Executive Summary Targeting a rapidly developing SCR catalyst services market in the coal-fired power generation industry Well positioned to capitalize on near-term revenue opportunities in an emerging marketplace Growing customer base includes some of the largest electric utilities and IPPs in the U.S. Proven technology with significant cost / performance advantages First mover advantage in SCR catalyst regeneration Strong IP protection in NAFTA - 4 U.S. Patents and 4 pending applications Catalyst regeneration market to more fully develop in 2008 / 2009 with the potential to reach $100 - $150 MM by 2011 Robust revenue growth in 2006 driven by increased demand for SCR catalyst services Achieved 328% growth in 2006 revenues to $7.4 MM 2007 revenues projected to range from $6.0 - $7.0 MM More meaningful revenue growth anticipated in 2008 and beyond

Clean Coal Technologies Large and Growing U.S. Market 2007 2011 Catalyst Regeneration 27 147 Total Addressable Market for Catalyst Regeneration ($ in millions)* EPA Clean Air Interstate Rule signed in March 2005 Requires a 60% reduction in NOx from 2003 levels by 2015 - will be phased in beginning in 2009 Coal-fired power plants in the Eastern U.S. are the primary target for emissions controls Approx. 80,000 MW of new SCR installations expected to be added by 2011 Year-round SCR operation required beginning in 2009 to meet stringent new requirements Increases frequency of catalyst replacement / regeneration needs Year-round operation alone increases total addressable market by more than 140% Lower cost regeneration alternative poised to capture a large portion of the replacement market *Company estimates

Clean Coal Technologies Growth Strategy Expand sales force and develop new sales channels Increase penetration of large, coal-fired utility market Increase awareness / gain industry confidence in regeneration Further develop and maintain strong customer relationships Maintain commitment to superior quality and service Expand our value-added service offerings and technical capabilities Increase focus on strategic sales (long-term management contracts) Strengthen and rigorously protect our IP portfolio Enhance our production capabilities and increase throughput capacity Expand our production facilities consistent with sales volume Explore opportunities to further expand market presence, through strategic partnerships, global expansion or synergistic M& A activities

Transaction Conclusions Transaction is expected to be accretive to CESI shareholders by 2008 Accelerates corporate growth and diversifies business risk Broadens our clean energy vision and offers new direction for the company Greater long-term growth prospects through access to substantially larger markets Yields stronger commercial revenues streams and significantly improved cash flows Provides the critical mass necessary to support CESI's public company costs Enables greater financial stability and long-term sustainability Provides platform for increased shareholder value and liquidity Provides opportunity to take advantage of significant CESI federal and state tax benefits (NOLs, etc.) Combination Results in a Broader, Stronger Cash Generating Business with Significant Growth Potential

Risk Factors Risks with respect to the combination of Catalytica Energy Systems and NZ Legacy's renewable energy divisions, as well as any future strategic transactions, include the risk that we will not be able to close the transaction, delays in the completion and commissioning of the SWMP plant; diversion of management's attention away from other business concerns; the assumption of any undisclosed or other liabilities in connection with the transaction; the risks associated with the development, generally, of the combined company's overall strategic objectives; the ability of the combined company to build additional value in its business; the existence of unanticipated technical, commercial or other setbacks related to the combined company's products and services, including construction delays and the ability of the combined company to secure adequate fuel for the biomass plant; changes in the environmental requirements relating to certain emissions; and the other risks set forth in the Company's most recent Form 10-KSB filed with the Securities and Exchange Commission. Further, we expect to incur substantial transaction and merger related costs associated with completing the merger and combining the operations of the two companies. Expected benefits of the merger may not be achieved in the near term, or at all. The combined company will have a significant amount of debt as a result of the merger. This debt will require us to use cash flow to repay indebtedness, may have a material adverse effect on our financial health, and may limit our future operations and ability to borrow additional funds, including funds for new projects. In addition, Bob Worsley will own a controlling interest in the Company and be able to exert significant influence over the business of the Company. The Company undertakes no obligation to update any forward- looking statements to reflect new information, events, or circumstances occurring after the date of this presentation.

Important Information and Where to Find it Renegy Holdings, Inc. will file materials relating to the proposed merger with the SEC, including a registration statement that will contain a proxy statement / prospectus. Investors and security holders of Catalytica Energy Systems are urged to read the definitive proxy statement / prospectus (if and when they become available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about Catalytica Energy Systems, NZ Legacy's renewable energy divisions, and the merger. A definitive proxy statement / prospectus will be sent to security holders of Catalytica Energy Systems seeking their approval of the issuance of shares of common stock and warrants as part of the merger. Investors and security holders may obtain these documents free of charge at the SEC's website at www.sec.gov. In addition, the documents filed with the SEC by Renegy Holdings, Inc. may be obtained free of charge from Catalytica Energy Systems' website at www.CatalyticaEnergy.com or by calling its investor relations department at (650) 631-2847. Investors and security holders are urged to read the proxy statement / prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger. Catalytica Energy Systems and its respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the participants in the solicitation will be set forth in the proxy statement / prospectus when it becomes available.